REINHART INTERMEDIATE BOND NEXTSHARES
Ticker Symbol – RPIBC

A series of Managed Portfolio Series (the “Trust”)

Supplement dated March 15, 2019 to the Prospectus, Summary Prospectus and Statement of
Additional Information (“SAI”) each dated September 28, 2018

Based upon a recommendation by Reinhart Partners, Inc. (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has approved a plan of liquidation for the Reinhart Intermediate Bond NextShares (the “Fund”) as a series of the Trust, pursuant to which the Fund will be liquidated on or around April 16, 2019 (the “Liquidation” or the “Liquidation Date”).  The Adviser has determined that the Fund has limited prospects for meaningful growth.  As a result, the Adviser and the Board believe that the Liquidation of the Fund is in the best interests of shareholders.

After the close of business on April 15, 2019, the Fund will no longer accept orders for new creation units. Shares of the Fund are listed on The NASDAQ Stock Market LLC.  Trading in shares of the Fund will be halted prior to market open on April 16, 2019. In addition, effective immediately, the Adviser will begin an orderly transition of the Fund’s portfolio securities to cash and cash equivalents and the Fund will cease investing its assets in accordance with its investment objective and policies.  Prior to April 16, 2019, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for the Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.

On or about the Liquidation Date, the Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.

Please contact the Fund at 855-774-3863 if you have any questions.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.